UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Kulicke and Soffa Industries, Inc. (the “Company”) on May 10, 2018 (the “Original Form 8-K”). The Original Form 8-K was filed with the United States Securities and Exchange Commission to report that, as a result of certain preliminary information obtained in connection with an internal investigation being conducted by the Company’s Audit Committee and Board of Directors, the Company’s previously issued consolidated financial statements for the fiscal year ended September 30, 2017 should no longer be relied upon due to misstated warranty accruals made in prior periods.
The purpose of this Amendment is to disclose that as a result of this review: (i) the above-referenced report regarding non-reliance on previously issued financial statements now extends to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2017 (the “Prior 10-Q”); and (ii) management has determined that one or more material weaknesses in the Company’s internal control over financial reporting existed as of the end of each of the Affected Periods (as defined below).

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On May 10, 2018, as previously reported in the Original Form 8-K, the Company’s Audit Committee, in consultation with the Board of Directors, concluded that the Company’s previously issued consolidated financial statements for the fiscal year ended September 30, 2017 should no longer be relied upon. On that same date, the Company also determined that all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to the periods covered by those consolidated financial statements should not be relied upon.
On May 28, 2018, as a result of the review of these matters, the Audit Committee, in consultation with the Board of Directors, determined that in addition to the consolidated financial statements referenced in the preceding paragraph, the unaudited interim consolidated condensed financial statements included in the Prior 10-Q should no longer be relied upon. Accordingly, all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to the periods covered by the Prior 10-Q should not be relied upon.
The above determination was made because in connection with its review, the Company identified an unauthorized payment that had been initiated by a senior finance employee to an unapproved vendor in the second fiscal quarter of fiscal 2018. The payment was made based on falsified accounting records where two manual journal entries totaling $5.8 million in the aggregate had been recorded in accounts payable and cost of sales. Management has determined this to be a misappropriation of the Company's assets. The unauthorized payment of $5.8 million was subsequently recovered in full.
Based on the most recent findings, the Company’s management and the Audit Committee have determined that certain warranty accruals were accounted for incorrectly and therefore misstated in the audited consolidated financial statements for the fiscal year ended September 30, 2017 and certain warranty accruals, accounts payable and cost of sales were accounted for incorrectly and therefore misstated in the unaudited interim consolidated condensed financial statements for the three-month period ended December 30, 2017 (the “Affected Periods”). The Company intends to file restated consolidated financial statements for the year ended September 30, 2017 and consolidated condensed financial statements for the quarter ended December 30, 2017 as soon as practicable following this filing (collectively, the “Amended Filings”). The Company’s Quarterly Reports on Form 10-Q for fiscal 2018 will also include the restated 2017 comparable prior quarter and year to date periods.
Further to the above, the Company’s management also concluded on May 28, 2018 that one or more material weaknesses in the Company’s internal control over financial reporting existed as of the end of each of the Affected Periods. Specifically, (i) effective controls over the recording and review of manual journal entries related to our warranty accrual was not maintained as of September 30, 2017 and journal entries related to our warranty accrual and accounts payable was not maintained as of December 30, 2017 and (ii) effective control over cash disbursements was not maintained as of December 30, 2017. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of an entity’s annual or interim financial statements will not be prevented or detected on a timely basis. The Company will report the details of these material weaknesses and related impacts on its disclosure controls and procedures in the Amended Filings that the Company plans to make as soon as practicable following this filing
The Company’s management and the Audit Committee have discussed the matters disclosed in this Amendment with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.
Forward-Looking Statements
Certain statements in this filing are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. In addition, there can be no assurance as to when the Company will be able to file its 2017 Form 10-K/A containing its restated consolidated financial statements or its Form 10-Q/A containing its restated unaudited interim consolidated condensed financial statements. Furthermore, the investigation may reveal other accounting errors or other material weaknesses in the Company’s internal controls over financial reporting, and the Company may conclude that investors should no longer rely upon other previously issued financial statements. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2017, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 30, 2018	By:	/s/ LESTER A. WONG
	Name:	Lester A. Wong
	Title:	Senior Vice President, Interim Chief Financial Officer and General Counsel